                                                                   Exhibit 10(c)

                              ORGANOGENESIS INC.

            AMENDED AND RESTATED 1991 EMPLOYEE STOCK PURCHASE PLAN


1.   Purposes.
     --------

     The Amended and Restated 1991 Employee Stock Purchase Plan of Organogenesis Inc. (the "Plan") is intended to provide a method whereby employees of Organogenesis Inc. and any subsidiary corporation thereof (hereinafter referred to, unless the context otherwise requires, as the "Company"), will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of common stock of the Company, $.0l par value (the "Common Stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

2.   Definitions.
     -----------

(a) "employee" means any person who is customarily employed for 20 or more hours per week and more than five months in a calendar year by (i) the Company or (ii) any subsidiary corporation.

(b) "monetary compensation" means regular straight-time earnings, payments for overtime, and sales commissions, all prior to deduction of taxes and other withholding charges, but excludes incentive compensation, bonuses and other special payments.

(c) "month of service" means a calendar month in which an employee has completed an hour of service.

(d) "Offering Commencement Date" means the applicable date on which an Offering under the Plan commences pursuant to Paragraph 4.

(e) "Offering Termination Date" means the applicable date on which an Offering under the Plan terminates pursuant to Paragraph 4.

(f)  "Plan Administrator" means the Treasurer of the Company.

(g) "subsidiary" means any corporation which (i) would be a "subsidiary corporation" as that term is defined in Section 424 of the Code and (ii) is designated as a participant in the Plan by the Board of Directors or the Committee described in Paragraph 13.

3.   Eligibility.
     -----------

(a) Any employee who shall have completed six months of service and shall be employed by the Company or any subsidiary on the date his or her participation in the Plan is to become effective shall be eligible to participate in the Plan.

(b) Any provision of the Plan to the contrary notwithstanding, no employee shall be granted an option to participate in the Plan:

          (i) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company (for purposes of this paragraph the rules of Section 424(d) of the Code shall apply in determining stock ownership of any employee); or

          (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.   Offering Dates.
     --------------

     The Plan will be implemented by twenty-six offerings (referred to herein collectively as "Offerings" and individually as an "Offering") of a maximum of 30,000 shares each (subject to adjustment as provided in Paragraphs 12(a) and 17) of Common Stock, as follows:

(a)  Offering I shall commence on January 1, 1992 and terminate on June 30,
     1992.

(b)  Offering II shall commence on July 1, 1992 and terminate on December 31,
     1992.

(c)  Offering III shall commence on January 1, 1993 and terminate on June 30,
     1993.

(d)  Offering IV shall commence on July 1, 1993 and terminate on December 31,
     1993.

(e)  Offering V shall commence on January 1, 1994 and terminate on June 30,
     1994.

(f)  Offering VI shall commence on July 1, 1994 and terminate on December 31,
     1994.

(g)  Offering VII shall commence on January 1, 1995 and terminate on June 30,
     1995.

(h) Offering VIII shall commence on July 1, 1995 and terminate on December 31, 1995.

(i)  Offering IX shall commence on January 1, 1996 and terminate on June 30,
     1996.

(j)  Offering X shall commence on July 1, 1996 and terminate on December 31,
     1996.

(k)  Offering XI shall commence on January 1, 1997 and terminate on June 30,
     1997.

(1) Offering XII shall commence on July 1, 1997 and terminate on December 31, 1997.

(m) Offering XIII shall commence on January 1, 1998 and terminate on June 30, 1998.

(n) Offering XIV shall commence on July 1, 1998 and terminate on December 31, 1998.

(o)  Offering XV shall commence on January 1, 1999 and terminate on June 30,
     1999.

(p) Offering XVI shall commence on July 1, 1999 and terminate on December 31, 1999.

(q) Offering XVII shall commence on January 1, 2000 and terminate on June 30, 2000.

(r) Offering XVIII shall commence on July 1, 2000 and terminate on December 31, 2000.

(s) Offering XVIIII shall commence on January 1, 2001 and terminate on June 30, 2001.

(t)  Offering XX shall commence on July 1, 2001 and terminate on December 31,
     2001.

(u)  Offering XXI shall commence on January 1, 2002 and terminate on June 30,
     2002.

(v) Offering XXII shall commence on July 1, 2002 and terminate on December 31, 2002.

(w) Offering XXIII shall commence on January 1, 2003 and terminate on June 30, 2003.

(x) Offering XXIV shall commence on July 1, 2003 and terminate on December 31, 2003.

(y)  Offering XXV shall commence on January 1, 2004 and terminate on June 30,
     2004.

(z) Offering XXVI shall commence on July 1, 2004 and terminate on December 31, 2004.

     Participation in any one or more of the twenty-six Offerings under the Plan shall neither limit, nor require, participation in any other Offering.

5.   Participation.
     -------------

(a) An eligible employee may become a participant in an Offering by completing an authorization for a payroll deduction ("Authorization") on the form provided by the Company and filing it with the office of the Plan Administrator at least 15 days and no more than 30 days prior to the applicable Offering Commencement Date.

(b) Payroll deductions for a participant shall commence on the applicable Offering Commencement Date of the Offering for which such participant's Authorization is filed and shall end on the Offering Termination Date of such Offering, unless sooner terminated pursuant to Paragraph 10.

6.   Payroll Deductions.
     ------------------

(a) At the time a participant files his or her Authorization for a payroll deduction, the participant shall elect to have deductions made from his or her compensation on each payday during the time he or she is a participant in an Offering at the rate of 1, 2, 3, 4 or 5% of his or her monetary compensation for each pay period.

(b) All payroll deductions made for a participant shall be credited to his or her account under the Plan. A participant may not make any separate cash payment into such account.

(c) Except as provided in Paragraph 8(b) or 10, a participant may not make any changes to his or her participation during an Offering and, specifically, a participant may not during an Offering alter the amount of his or her payroll deductions for such Offering.

7.   Granting of Options.
     -------------------

(a) For each of the Offerings, a participating employee shall be deemed to have been granted an option (the "Option") to purchase, on the applicable Offering Commencement Date, a maximum number of shares of Common Stock equal to an amount determined as follows: 85% of the market value of a share of Common Stock on the applicable Offering Commencement Date shall be divided into an amount equal to
(x) that percentage of the employee's monetary compensation which he or she has elected to have withheld (but not in any case in excess of 5%), multiplied by
(y) the employee's monetary compensation paid or withheld during such Offering. The market value of Common Stock shall be determined as provided in clauses (i) and (ii) of subparagraph (b) below. An employee's annualized base pay shall be determined as follows: (i) in the case of a full-time employee normally paid on an hourly rate, by multiplying his or her normal hourly rate by 2080, (ii) in the case of a part-time employee normally paid on an hourly rate, by multiplying his or her normal hourly rate by the product of 52 times the number of hours in his or her normal work week, (iii) in the case of an employee normally paid at a bi-weekly rate, by multiplying his or her normal bi-weekly rate by 26, (iv) in the case of an employee normally paid at a weekly rate, by multiplying his or her normal weekly rate by 52; (v) in the case of an employee normally paid at a monthly rate, by multiplying his or her normal monthly rate by 12; and (vi) in the case of an employee normally paid at a semimonthly rate, by multiplying his or her normal semimonthly rate by 24.

(b) The purchase price of a share of Common Stock purchased with payroll deductions made during each Offering (the "Option Exercise Price") shall be the lower of:

          (i) 85% of the closing price of the Common Stock on the American Stock Exchange, as published in The Wall Street Journal, on the
                                          -----------------------
          Offering Commencement Date applicable to such Offering (or on the next regular business date on which shares of Common Stock shall be traded in the event that no shares of Common Stock shall have been traded on the Offering Commencement Date); or

          (ii) 85% of the closing price of the Common Stock on the American Stock Exchange, as published in The Wall Street Journal, on the
                                          -----------------------
          Offering Termination Date applicable to such Offering (or on the next regular business date on which shares of the common stock of the Company shall be traded in the event that no shares of the Common Stock of the Company shall have been traded on the Offering Termination Date).

8.   Exercise of Option.
     ------------------

     With respect to each Offering during the term of the Plan:

(a) Unless a participant gives written notice of withdrawal to the Company as hereinafter provided, his or her Option will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his or her account at that time will purchase at the applicable Option Exercise Price (but not in excess of the number of shares for which options have been granted the employee pursuant to Paragraph 7 (a)), and any excess in his or her account at that time will be returned to him or her.

(b) By written notice to the Plan Administrator at any time prior to the Offering Termination Date applicable to any such Offering, a participant may elect to withdraw all the accumulated payroll deductions in his or her account at such time.

(c) Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares or which are in excess of the limitations of Paragraph 7(a) shall be returned to an employee promptly following the termination of an Offering.

9.   Delivery.
     --------

     As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, as appropriate, the certificate or certificates representing the shares of Common Stock purchased upon the exercise of such participant's Option.

10.  Withdrawal.
     ----------

(a) As provided in Paragraph 8(b), a participant may withdraw payroll deductions credited to his or her account under any Offering at any time prior to the applicable Offering Termination Date by giving written notice of withdrawal to the Plan Administrator of the Company. All of the participant's payroll deductions credited to his or her account will be paid to the participant promptly after receipt of such notice of withdrawal and no further deductions will be made from his or her pay during such Offering. The Company may, at its option, treat an attempt by an employee to borrow on the security of accumulated payroll deductions as an election, under Paragraph 8(b), to withdraw such deductions.

(b) A participant's withdrawal from an Offering will not have any effect upon his or her eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

(c) Upon termination of the participant's employment for any reason, including retirement but excluding death or disability while in the employ of the Company or a subsidiary, the payroll deductions credited to his or her account will be returned to the participant, or, in the case of his or her death subsequent to the termination of employment, to the person or persons entitled thereto under Paragraph 14.

(d) Upon termination of the participant's employment because of disability or death, the participant or his or her beneficiary (as defined in Paragraph 14) shall have the right to elect, by written notice given to the Plan Administrator prior to the expiration of the period of 30 days commencing with the date of the termination of the participant's employment because of disability or death of the participant, either:

          (i) to withdraw all of the payroll deductions credited to the participant's account under the Plan; or

          (ii) to exercise the participant's option for the purchase of Common Stock on the Offering Termination Date next following the date of the participant's disability or death for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the participant's account at the date of the participant's disability or death will purchase at the applicable option price, and any excess in such account will be returned to the participant or said beneficiary.

     In the event that no such written notice of election shall be duly received by the office of the Plan Administrator, the participant or beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account at the date of the participant's disability or death and the same will be paid promptly to the participant or said beneficiary.

11.  Interest.
     --------

     No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant employee.

12.  Stock.
     -----

(a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan is 366,211 shares. As of June 30, 1999, 51,597 shares have been issued pursuant to the Plan, leaving 314,614 shares available for sale in future Offerings. The maximum number of shares available during any Offering under the Plan commencing on or after January 1, 2000 shall be 30,000 shares (subject to further adjustment upon changes in capitalization of the Company as provided in Paragraph 17) plus any shares available but not issued in any prior Offering. If the total number of shares for which Options are exercised on any Offering Termination Date in accordance with Paragraph 8 exceeds 30,000 (plus any shares available but not issued in a prior Offering), the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him or her as promptly as possible. If fewer than 30,000 shares are purchased during an Offering commencing on or after January 1, 2000, the amount not purchased may be carried over to and made available during any subsequent Offering or Offerings. The Company may purchase shares on the open market in order to have shares available for purchase by participants in each Offering.

(b) The participant will have no interest in Common Stock covered by his or her Option until such Option has been exercised.

(c) Common Stock to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs, by written notice to the Plan Administrator prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

(d) The Board of Directors of the Company may, in its discretion, require as conditions to the commencement of any Offering or the exercise of any Option that the shares of Common Stock reserved for issuance in such Offering or upon the exercise of such Option shall have been duly authorized for trading on the American Stock Exchange and that either:

          (i) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective; or

          (ii) the participant shall have represented in form and substance satisfactory to the Company that it is the participant's intention to purchase such shares for investment.

13.  Administration.
     --------------

     The Plan shall be administered by the Compensation Committee appointed by the Board of Directors of the Company (the "Committee"). The officer of the Company charged with day-to-day administration of the Plan shall, for matters involving the Plan, be an ex-officio member of that Committee. The interpretation and construction of any provision of the Plan and the adoption of rules and regulations for administering the Plan shall be made by the Committee, subject, however, at all times to the final jurisdiction which shall rest in the Board of Directors of the Company. Determinations made by the Committee and approved by the Board of Directors with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company and upon all participants, their heirs or legal representatives. Any rule or regulation adopted by the Committee shall remain in full force and effect unless and until altered, amended, or repealed by the Committee or the Board of Directors of the Company. The Company shall indemnify Committee members, to the fullest extent permitted by applicable statute, for any expenses incurred in defending a civil or criminal action or proceeding, arising out of such member's actions with respect to administration of the Plan, in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if such member shall be adjudicated not to have acted in good faith in the reasonable belief that such member's action was in the best interest of the Company.

14.  Designation of Beneficiary.
     --------------------------

     A participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash in the event of the death of the participant prior to the delivery of such shares or cash to the participant. Such designation of beneficiary may be changed by the participant at any time by written notice to the Plan Administrator. Within 30 days after the participant's death, the beneficiary may, as provided in Paragraph 10(d), elect to exercise the participant's Option when it becomes exercisable on the Offering Termination Date of the then current Offering. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence at the participant's death of a beneficiary validly designated by the participant under the Plan, and notice of election of the beneficiary to exercise the Option, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company) the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall prior to the death of the participant by whom he has been designated acquire any interest in the stock or cash credited to the participant under the Plan.

15.  Transferability.
     ---------------

     Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an Option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant otherwise than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Paragraph 8(b).

16.  Use of Funds.
     ------------

     All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

17.  Effect of Changes of Common Stock.
     ---------------------------------

     In the event of any changes of outstanding shares of the Common Stock by reason of stock dividends, subdivisions, combinations and exchanges of shares, recapitalizations or mergers in which the Company is the surviving corporation, the aggregate number and class of shares available under this Plan and the Option Exercise Price per share shall be appropriately adjusted by the Board of Directors of the Company, whose determination shall be conclusive. Any such adjustments may provide for the elimination of any fractional shares which would otherwise become subject to any Options.

18.  Amendment or Termination.
     ------------------------

     The Board of Directors of the Company may at any time terminate or amend the Plan. Except as hereinafter provided, no such termination can affect Options previously granted, nor may an amendment make any change in any Option theretofore granted which would adversely affect the rights of any participant nor may an amendment be made without the approval of the stockholders of the Company within twelve months of such amendment if such amendment would (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of shares which may be issued under the Plan, or
(c) materially modify the requirements as to eligibility for participation under the Plan.

19.  Notices.
     -------

     All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Plan Administrator.

20.  Merger or Consolidation.
     -----------------------

     If the Company shall at any time merge into or consolidate with another corporation and the Company is the surviving entity, the holder of each Option then outstanding will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board of Directors of the Company shall take such steps in connection with such merger or consolidation as the Board of Directors shall deem necessary to assure that the provisions of Paragraph 17 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such option might thereafter be entitled to receive thereunder. In the event of a merger or consolidation in which the Company is not the surviving entity, or of a sale of assets in which the Company is not the surviving entity, the Plan shall terminate, and all payroll deductions credited to participants' accounts shall be returned to them; Provided, however, that the Board of Directors may, in the event of such merger,
--------
consolidation or sale, accelerate the Offering Termination Date of the Offering then in effect and permit participants to purchase shares under the Plan at such accelerated Offering Termination Date.

21.  Restrictions on Sale of Shares.
     ------------------------------

     No shares of Common Stock acquired upon the exercise of an Option shall be assignable or transferable either voluntarily or by operation of law, except by will or the laws of descent or distribution, within the first year following such acquisition of shares of Common Stock. Each stock certificate representing shares of Common Stock acquired upon the exercise of Options shall bear a legend setting forth the foregoing stock transfer restriction.

22.  Approval of Stockholders.
     ------------------------

     The Plan has been adopted and amended by the Board of Directors of the Company, but is subject to the approval of the stockholders of the Company within twelve months of the date of adoption of the Plan by the Board of Directors. Notwithstanding any other provision of the Plan, no Option shall be exercised unless and until the stockholders of the Company approve the Plan.

23.  Registration and Qualification of the Plan Under Applicable Securities
     ----------------------------------------------------------------------
     Laws.
     ----

     No Option shall be exercised under the Plan until such time as the Company has qualified or registered the shares which are subject to the options under the applicable federal securities laws to the extent required by such laws.

                    Plan Adopted by the Board of Directors on August 13, 1991.

                    Plan Approved by the Stockholders on May 19, 1992.

                    Plan Amended by the Board of Directors on March 9, 1994.

                    Plan as Amended Approved by the Stockholders on May 17,
                    1994.

                    Plan Amended by the Board of Directors on March 19, 1999.

                    Plan as Amended Approved by the Stockholders on May 14, 1999.